Exhibit 10.1

AMENDMENT NUMBER ONE

to the

AMENDED AND RESTATED MASTER REPURCHASE AGREEMENT,

dated as of May 13, 2002, amended and restated to and including May 21, 2004 between

BANK OF AMERICA, N.A.

and

NEW CENTURY FUNDING A

This AMENDMENT NUMBER ONE (this “Amendment”) is made as of October 1, 2004, by and between NEW CENTURY FUNDING A, (“Seller”) and BANK OF AMERICA, N.A. (“Buyer”), to the Amended and Restated Master Repurchase Agreement, dated as of May 13, 2002, amended and restated to and including May 21, 2004 (the “Agreement”), between Seller and Buyer.

RECITALS

WHEREAS, on September 15, 2004, the stockholders of New Century Financial Corporation, a Delaware corporation and Guarantor under the Agreement (“Holdings”) approved a proposal to restructure Holdings to allow it to qualify as a real estate investment trust and to become a wholly-owned subsidiary of New Century REIT, Inc., a Maryland corporation, through the merger of NC Merger Sub, Inc., a wholly-owned subsidiary of New Century REIT, Inc., with and into Holdings, resulting in New Century REIT, Inc. becoming the parent company of Holdings (the “REIT Conversion”); and

WHEREAS, after the completion of the REIT Conversion, New Century REIT, Inc. changed its name to “New Century Financial Corporation” and Holdings changed its name to “New Century TRS Holdings, Inc.”; and

WHEREAS, as a result of the REIT Conversion, Seller and Buyer desire to amend the Agreement, subject to the terms hereof, to make such modifications thereto as set forth below.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

Section 1. Definitions. Except as otherwise stated herein, capitalized terms not defined herein shall have the respective meanings assigned to them in the Agreement.

Section 2. Amendments.

(a) Section 2(a) of the Agreement is hereby amended by deleting the definition of “Guaranty” in its entirety and replacing it with the following:

“Guaranty” means the Second Amended and Restated Guaranty and Pledge Agreement of the Guarantors in favor of the Buyer dated as of May 13, 2002,

amended and restated to and including October 1, 2004, as it may be further amended, supplemented or otherwise modified from time to time.

(b) Section 2(a) of the Agreement is hereby amended by deleting the definition of “Master Netting Agreement” in its entirety and replacing it with the following:

“Master Netting Agreement” means the Amended and Restated Master Collateral Security and Master Netting Agreement dated as of May 21, 2004 among Buyer, NCFC, NCMC, NC Capital Corporation and Seller, as it may be further amended, supplemented or otherwise modified from time to time.

(c) Section 2(a) of the Agreement is hereby amended by deleting the definition of “NCFC” in its entirety and replacing it with the following:

“NCFC” means New Century Financial Corporation, a Maryland corporation, formerly known as “New Century REIT, Inc.”, or any successor thereto.

Section 3. Miscellaneous. This Amendment may be executed in any number of counterparts by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment. The headings in this Amendment are for convenience of reference only and shall not limit or otherwise affect the meaning hereof. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW OF SUCH STATE.

Section 4. Limited Effect. Except as expressly amended and modified by this Amendment, the Agreement shall continue in full force and effect in accordance with its terms. Reference to this Amendment need not be made in the Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Agreement, any reference in any of such items to the Agreement being sufficient to refer to the Agreement as amended hereby.

Section 5. Representations. To induce Buyer to execute and deliver this Amendment, Seller and the Guarantors each represent to Buyer that as of the date hereof, after giving effect to this Amendment, (a) all of its respective representations and warranties in the Agreement are true and correct, and (b) it is otherwise in full compliance with all of the terms and conditions of the Agreement.

Section 6. It is expressly understood and agreed by the parties hereto that (a) this Amendment is executed and delivered by Christiana Bank & Trust Company, not individually or personally, but solely as trustee of the Seller, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Seller is made and intended not as a personal representation, undertaking and agreement by Christiana Bank & Trust Company but is made and intended for the purpose for binding only the seller, (c) nothing herein contained shall be construed as creating any liability on the Christiana Bank & Trust Company, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto and (d) under no circumstances shall the Christiana Bank & Trust Company be personally liable for the payment of any indebtedness or expenses of the Seller or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Seller under this Amendment or any other related documents.

[Signature page to follow]

IN WITNESS WHEREOF, Seller, the Guarantors and Buyer have caused this Amendment Number One to be executed and delivered by their duly authorized officers as of the day and year first above written.

NEW CENTURY FUNDING A, as Seller

By: Christiana Bank & Trust Company, not in its individual capacity but solely as trustee

BY:	/s/ James M. Young
Name:	James M. Young
Title:	Assistant Vice President

BANK OF AMERICA, N.A., as Buyer

BY:	/s/ Christopher G. Young
Name:	Christopher G. Young
Title:	Vice President

NEW CENTURY MORTGAGE CORPORATION, as Guarantor

BY:	/s/ Patrick Flanagan
Name:	Patrick Flanagan
Title:	President

NEW CENTURY FINANCIAL CORPORATION, as Guarantor (f/k/a New Century REIT, Inc.)

BY:	/s/ Patrick Flanagan
Name:	Patrick Flanagan
Title:	Executive Vice President

Acknowledged and Accepted:

NEW CENTURY TRS HOLDINGS, INC. (f/k/a New Century Financial Corporation)

BY:	/s/ Patrick Flanagan
Name:	Patrick Flanagan
Title:	Executive Vice President